UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2012

Serena Software, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-25285	94-2669809
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900 Seaport Boulevard Redwood City, California		94063-5587
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 481-3400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 8, 2012, Serena Software, Inc. (“Serena”) announced the appointment of Joseph Passarello as its Senior Vice President, Finance and Chief Financial Officer. Mr. Passarello’s employment with Serena commenced on May 8, 2012.

Mr. Passarello, age 50, served as Chief Financial Officer of Aptina Imaging, an image sensor company, from April 2008 to May 2012. From July 2007 to March 2008, Mr.Passarello served as Chief Financial Officer at AMI Semiconductor, a semiconductor company. From May 2005 to June 2007, Mr.Passarello served as Vice President of Finance and Chief Financial Officer at Therma-Wave, Inc., a semiconductor capital equipment company. Prior to May 2005, Mr. Passarello held various senior financial management and controllership positions at JDS Uniphase, ASM Lithography, Silicon Valley Group, Verilink Corporation and Hitachi Data Systems, and was a certified public accountant with Deloitte & Touche.

Mr. Passarello’s employment offer with Serena provides for an annual base salary of $315,000 to be paid on a semi-monthly basis. Mr. Passarello will be eligible to receive an annual cash incentive bonus based on a target bonus of $220,500 at 100% achievement of Serena’s annual targets for net license revenue and earnings before interest, taxes and amortization (“EBITA”), weighted equally. For the bonus amount based on the achievement of net license revenue, achievement of less than 85% of the metric will result in no payout of the applicable target bonus amount, achievement of 100% of the metric will result in a 100% payout of the applicable target bonus amount and achievement of 115% of the applicable metric will result in a 200% payout of the applicable target bonus amount. For the bonus amount based on the achievement of EBITA, achievement of less than 90% of the metric will result in no payout of the applicable target bonus amount, achievement of 100% of the metric will result in a 100% payout of the applicable target bonus amount and achievement of 106% of the applicable metric will result in a 200% payout of the applicable target bonus amount. Payouts based on the achievement of net license revenue and EBITA are capped at 200% of the applicable target bonus amounts. The annual cash incentive bonus will be calculated and paid on an annual basis, and will be subject to the terms of Serena’s FY 2013 Executive Annual Incentive Compensation Plan, which is filed as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Subject to approval by Serena’s board of directors, Mr. Passarello will be granted (i) an option to purchase 750,000 shares of Serena’s common stock under Serena’s Amended and Restated 2006 Stock Incentive Plan, of which 60% (450,000 shares) will be performance-based options and 40% (300,000 shares) will be time-based options pursuant to the terms of Serena’s Time/Performance Option Agreement, and (ii) 100,000 restricted stock units pursuant to the terms of Serena’s Restricted Stock Unit Agreement. The time-based options will vest as follows: 1/6th on the six-month anniversary of the date of grant and 1/36th each month thereafter. Vesting of the performance-based option will be based on the achievement of annual EBITA targets over fiscal years 2013 through 2015. The exercise price of the option will be equal to the fair market value of Serena’s common stock on the date of grant, as determined by Serena’s board of directors. Serena’s Time/Performance Option Agreement, Restricted Stock Unit Agreement and Amended and Restated 2006 Stock Incentive Plan are filed as Exhibits 10.2, 10.3 and 10.4 to this Current Report, the terms of which are incorporated herein by reference.

In the event that Mr. Passarello’s employment is terminated as a result of a termination without cause or by Mr. Passarello for good reason within 12 months following a change in control of Serena, Mr. Passarello will be entitled to the following severance benefits: (i) continuation of his base salary for a period of 12 months following the termination of employment; (ii) payment of his annual target bonus plus a prorated portion of his annual target bonus for the period of service during the fiscal year in which the termination of employment occurs; and (iii) continuation of his health coverage through the reimbursement of premiums under COBRA for a period of 12 months following the termination of employment. The severance benefits will be contingent upon Mr. Passarello’s execution of a release of claims and compliance with certain restrictive covenants, including limited transition services and non-disparagement, non-competition and non-solicitation arrangements covering the duration of the salary continuation period. The foregoing is subject to Mr. Passarello’s execution of Serena’s standard form of change in control agreement, which is filed as Exhibit 10.5 to this current report and incorporated herein by reference. The definitions of “change in control,” “cause” and “good reason” are set forth in the standard form of change in control agreement. The restricted stock units to be granted to Mr. Passarello will vest in full upon a change in control and will otherwise be subject to the terms of the Restricted Stock Unit Agreement and Stock Plan. The stock options to be granted to Mr. Passarello will be subject to complete or partial vesting upon a change in control pursuant to the terms of the Time/Performance Option Agreement and Stock Plan.

In connection with the appointment of Mr. Passarello as Serena’s Senior Vice President, Finance and Chief Financial Officer, John Alves submitted his resignation as Serena’s Interim Chief Financial Officer, effective as of May 8, 2012, and as Vice President, Finance and Chief Accounting Officer, effective as of the date that Serena files its quarterly report on Form 10-Q for the quarter ended April 30, 2012 with the Securities and Exchange Commission (“SEC”).

Serena expects to enter into a separation agreement with Mr. Alves in connection with his resignation as Vice President, Finance and Chief Accounting Officer. The separation agreement will provide for the provision of certain benefits to Mr. Alves in exchange for attaining short term objectives related to the filing of Serena’s quarterly report on Form 10-Q for the quarter ended April 30, 2012 with the SEC and the transition of his responsibilities to Mr. Passarello, and a general release of claims against Serena and its affiliates. The separation agreement will provide for benefits consisting of (i) a payment of $10,000 following the effective date of the separation agreement; and (ii) the amendment of certain stock options previously granted to Mr. Alves under Serena’s Amended and Restated 1997 Stock Option and Incentive Plan for purposes of extending the post-employment exercise period to the earlier of three years following the termination of his employment or the expiration date of the applicable stock options, and allowing for the payment of the aggregate exercise price through the net exercise of the stock options (excluding tax withholdings, which Mr. Alves will be required to pay to Serena at the time of exercise). Upon the termination of Mr. Alves’ employment with Serena, Mr. Alves is expected to execute a general release of all claims in favor of the Serena and its affiliates and agree to comply with certain restrictive covenants, including confidentiality and non-disparagement covenants of unlimited duration. Mr. Alves’ vested stock options under the 2006 Stock Incentive Plan will remain exercisable for a period of three months following the termination of his employment.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit 10.1*	FY 2013 Executive Annual Incentive Plan (incorporated by reference to Exhibit 10.33 to the Registrant’s Annual Report on Form 10-K (File No. 000-25285) filed by Serena Software, Inc. with the SEC on April 30, 2012)

Exhibit 10.2*	Form of Time and Performance Option Agreement under the Amended and Restated 2006 Stock Incentive Plan (incorporated by reference to Exhibit 10.4 to the registrant’s current report on Form 8-K (File No. 000-25285) filed by registrant with the SEC on November 5, 2009)

Exhibit 10.3*	Form of Restricted Stock Unit Agreement under the Amended and Restated 2006 Stock Incentive Plan (incorporated by reference to Exhibit 10.2 to the registrant’s current report on Form 8-K (File No. 000-25285) filed by registrant with the SEC on September 24, 2009)

Exhibit 10.4*	Amended and Restated 2006 Stock Incentive Plan (incorporated by reference to Exhibit 10.1 to the registrant’s current report on Form 8-K (File No. 000-25285) filed by registrant with the SEC on September 24, 2009)

Exhibit 10.5*	Form of Change in Control Agreement (incorporated by reference to Exhibit 10.18 to the registrant’s annual report on Form 10-K (File No. 000-25285), filed by the registrant with the SEC on April 30, 2007), as modified by Amendment No. 1 to Change in Control Agreement (incorporated by reference to Exhibit 10.23 to the registrant’s annual report on Form 10-K (File No. 000-25285), filed by the registrant with the SEC on May 1, 2009)

Exhibit 99.1	Press release of Serena Software, Inc., dated May 8, 2012

*	Indicates a management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERENA SOFTWARE, INC.

By:	/s/ Edward Malysz
Name: Edward F. Malysz
Title: Senior Vice President, General Counsel

Date: May 14, 2012

EXHIBIT INDEX

(d) Exhibits:

Exhibit 10.1*	FY 2013 Executive Annual Incentive Plan (incorporated by reference to Exhibit 10.33 to the Registrant’s Annual Report on Form 10-K (File No. 000-25285) filed by Serena Software, Inc. with the SEC on April 30, 2012)

Exhibit 10.2*	Form of Time and Performance Option Agreement under the Amended and Restated 2006 Stock Incentive Plan (incorporated by reference to Exhibit 10.4 to the registrant’s current report on Form 8-K (File No. 000-25285) filed by registrant with the SEC on November 5, 2009)

Exhibit 10.3*	Form of Restricted Stock Unit Agreement under the Amended and Restated 2006 Stock Incentive Plan (incorporated by reference to Exhibit 10.2 to the registrant’s current report on Form 8-K (File No. 000-25285) filed by registrant with the SEC on September 24, 2009)

Exhibit 10.4*	Amended and Restated 2006 Stock Incentive Plan (incorporated by reference to Exhibit 10.1 to the registrant’s current report on Form 8-K (File No. 000-25285) filed by registrant with the SEC on September 24, 2009)

Exhibit 10.5*	Form of Change in Control Agreement (incorporated by reference to Exhibit 10.18 to the registrant’s annual report on Form 10-K (File No. 000-25285), filed by the registrant with the SEC on April 30, 2007), as modified by Amendment No. 1 to Change in Control Agreement (incorporated by reference to Exhibit 10.23 to the registrant’s annual report on Form 10-K (File No. 000-25285), filed by the registrant with the SEC on May 1, 2009)

Exhibit 99.1	Press release of Serena Software, Inc., dated May 8, 2012

*	Indicates a management contract or compensatory plan or arrangement.